SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2016

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Road # 335, Austin TX  78746

 (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.01

NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED

LISTING RULE OR STANDARD

On April 28, 2017, FieldPoint Petroleum Corporation (the “Company”) received notification from the NYSE MKT (“NYSE MKT” or the “Exchange”) that it was noncompliant with the NYSE MKT continued listing standards; specifically  Section 1003(a)(ii) of the Company Guide.  The Company’s stockholders’ equity has been below the $2.0 million threshold required for listed companies that have reported losses from continuing operations in two of its three most recently completed fiscal years (Section 1003(a)(i)) and is now below the $4.0 million threshold required for listed companies that have reported losses from continuing operations in three of its four most recent fiscal years (Section 1003(a)(ii)).

The Company has previously submitted a Plan to the Exchange to regain compliance with Section 1003(a)(i) by November 13, 2017, which Plan has been accepted by the Exchange.  The Company is now required to supplement the Plan no later than May 30, 2017 to address how it intends to regain compliance with Section 1003(a)(ii).    If the supplemented Plan is accepted, the Company may be able to continue its listing but will be subject to periodic reviews by the Exchange. If the supplemented Plan is not accepted or if it is accepted but the Company is not in compliance with the continued listing standards by November 13, 2017, or if the Company does not make progress consistent with the Plan, the Exchange will initiate delisting procedures as appropriate.

The Company is working on several initiatives which, if successful, should result in the Company regaining compliance with the NYSE MKT continued listing standards within the required timeframe. The Company intends to submit a supplemented Plan based upon those initiatives on or before the deadline set by the Exchange.

ITEM 7.01     REGULATION FD DISCLOSURE

On May 3, 2017, the Company issued a press release announcing that it had received notification from the NYSE MKT that it was not in compliance with Section 1003(a)(ii) of the Company Guide.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01. The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

99.1	Press Release dated May 3, 2017.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: May 3, 2017	By__/s/ Phillip Roberson_________________ Phillip Roberson, President and CFO